AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 2000

                                                       REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------

                              TALARIAN CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                            7372                     33-0323810
(State or other jurisdiction of    (Primary standard industrial      (I.R.S. employer
 incorporation or organization)     classification code number)     identification no.)

                             ----------------------

                                333 DISTEL CIRCLE
                           LOS ALTOS, CALIFORNIA 94022
                                 (650) 965-8050
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

                              --------------------

                                 PAUL A. LARSON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              TALARIAN CORPORATION
                                333 DISTEL CIRCLE
                           LOS ALTOS, CALIFORNIA 94022
                                 (650) 965-8050
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

                                   Copies to:

   LAIRD H. SIMONS III, ESQ.       MICHAEL D. NATHAN, ESQ.          MICHAEL A. MORGAN
     BARRY J. KRAMER, ESQ.       SIMPSON THACHER & BARTLETT      CHIEF FINANCIAL OFFICER
    DOROTHY L. HINES, ESQ.          425 LEXINGTON AVENUE          TALARIAN CORPORATION
      JOSHUA N. SUN, ESQ.       NEW YORK, NEW YORK 10017-3954       333 DISTEL CIRCLE
     JOHN M. SHIELDS, ESQ.             (212) 455-2000             LOS ALTOS, CALIFORNIA
      FENWICK & WEST LLP                                                  94022
     TWO PALO ALTO SQUARE                                            (650) 965-8050
  PALO ALTO, CALIFORNIA 94306
        (650) 494-0600

                              --------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-34694

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                              --------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================================
                         TITLE OF EACH                              PROPOSED MAXIMUM             AMOUNT OF
              CLASS OF SECURITIES TO BE REGISTERED             AGGREGATE OFFERING PRICE(1)   REGISTRATION FEE(2)
----------------------------------------------------------------------------------------------------------------
  Common Stock, $0.001 par value per share....................         $8,280,000                 $2,185.92
================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2) The Registrant registered $69,000,000 of Common Stock, $0.001 par value per share under Registration Statement No. 333-34694 and in connection therewith paid a filing fee of $18,216. The Registrant certifies that it has instructed a bank to transmit from the Registrant's account a wire transfer to the Securities and Exchange Commission of the requisite fee, the Registrant will not revoke such instructions and it has sufficient funds in its account to cover the amount of the registration fee.

                             ----------------------

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                EXPLANATORY NOTE

        This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock, $0.001 par value per share, of Talarian Corporation contemplated by a Registration Statement on Form S-1 (File No. 333-34694), as amended (the "Prior Registration Statement"), which was declared effective by the Securities and Exchange Commission on July 20, 2000 at 3:00 p.m. EDT, and is filed in order to increase the aggregate offering price from the $69,000,000 registered under the Prior Registration Statement to $77,280,000.

In accordance with General Instruction V to Form S-1 and Rule 462(b) promulgated under the Securities Act of 1933, as amended, this Registration Statement incorporates by reference the contents of Registration Statement No. 333-34694, including all exhibits thereto, filed with the Securities and Exchange Commission on April 13, 2000, as amended through July 19, 2000, and including the Rule 430A information thereto to be filed this evening pursuant to Rule 424(b).

Exhibits:

The following exhibits are filed herewith:

EXHIBIT
 NUMBER                                   EXHIBIT TITLE
-------                                   -------------
   5.01 -- Opinion of Fenwick & West LLP regarding legality of the securities being registered.

  23.01 -- Consent of Fenwick & West LLP (included in Exhibit 5.01).

  23.02 -- Consent of KPMG LLP, independent accountants (Talarian).

  23.03 -- Consent of KPMG LLP, independent accountants (GlobalCast).

  23.04 -- Consent of KPMG LLP, independent accountants (WhiteBarn).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Altos, State of California, on the 20th day of July, 2000.

                                       TALARIAN CORPORATION

                                       By:       /s/ MICHAEL A. MORGAN
                                          ------------------------------------
                                                   Michael A. Morgan
                                             Vice President, Finance and
                                          Administration and Chief Financial
                                                       Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

               SIGNATURE                                   TITLE                         DATE
               ---------                                   -----                         ----
          /s/ PAUL A. LARSON*                     President, Chief Executive         July 20, 2000
----------------------------------------             Officer and Director
             Paul A. Larson

        /s/ MICHAEL A. MORGAN                    Vice President, Finance and         July 20, 2000
----------------------------------------                Administration
           Michael A. Morgan                     and Chief Financial Officer

         /s/ THOMAS J. LAFFEY*                 Vice President, Chief Technology      July 20, 2000
----------------------------------------                   Officer,
            Thomas J. Laffey                        Secretary and Director

         /s/ PAUL D. CALLAHAN*                             Director                  July 20, 2000
----------------------------------------
            Paul D. Callahan

          /s/ DAVID I. CAPLAN*                             Director                  July 20, 2000
----------------------------------------
            David I. Caplan

           /s/ DAVID E. GOLD*                              Director                  July 20, 2000
----------------------------------------
             David E. Gold

          /s/ BRIAN T. HOREY*                              Director                  July 20, 2000
----------------------------------------
             Brian T. Horey

         /s/ RICHARD A. NORTZ*                             Director                  July 20, 2000
----------------------------------------
            Richard A. Nortz


*By:      /s/ MICHAEL A. MORGAN
    -----------------------------------
            Michael A. Morgan
           Attorney-In-Fact(1)

(1) The Power of Attorney pursuant to which Mr. Morgan has signed this Registration Statement is contained in the Prior Registration Statement.



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
EXHIBIT                                                                               SEQUENTIALLY
 NUMBER                                  EXHIBIT TITLE                                NUMBERED PAGE
 ------                                  -------------                                -------------
   5.01 --  Opinion of Fenwick & West LLP regarding legality of the securities
            being registered......................................................          6

  23.01 --  Consent of Fenwick & West LLP (included in Exhibit 5.01)...............         6

  23.02 --  Consent of KPMG LLP, independent accountants (Talarian)................         9

  23.03 --  Consent of KPMG LLP, independent accountants (GlobalCast)..............        10

  23.04 --  Consent of KPMG LLP, independent accountants (WhiteBarn)...............        11